UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2022

New Momentum Corporation
(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-52273

(Commission File Number)

88-0435998

 (IRS Employer Identification No.)

150 Cecil Street, #08-01

Singapore 069543

(Address of principal executive offices)(Zip Code)

+65 3105-4128

Registrant’s telephone number, including area code

______________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

(a)  On March 14, 2022, New Momentum Corporation, a Nevada corporation (the “Company”), received notice dated March 11, 2022, from Total Asia Associates Plt. (“Total Asia Associates”), that Total Asia Associates had resigned as the independent registered public accounting firm of the Company.

The reports of Total Asia Associates regarding the Company’s financial statements as of December 31, 2020 and 2019 and the statement of operations, stockholders’ equity (deficit) and cash flows for the years then ended, contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle.  The reports of Total Asia Associates, however, stated that there is substantial doubt about the Company’s ability to continue as a going concern.

For the years ended December 31, 2020 and 2019, and during the subsequent interim period through the date of dismissal, the Company had no disagreement with Total Asia Associates on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Total Asia Associates, would have caused them to make reference thereto in their report on the Company’s financial statements for such year ended December 31, 2020 and 2019.  There were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Total Asia Associates a copy of the above disclosures and requested Total Asia Associates to furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements.  Total Asia Associates’s response is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b) On March 14, 2022, the Board of Directors of the Company resolved to engage the independent registered public accounting firm of J&S Associate (“J&S Associate”), the Company’s new independent registered public accountants, which appointment J&S Associates has accepted with the dismissal of Total Asia Associates.

During the two most recent fiscal years and the interim period preceding the engagement of J&S Associate, the Company has not consulted with J&S Associate regarding either: (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by J&S Associate or (iii) any other matter that was the subject of disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv), or a reportable event as described in paragraph 304(a)(1)(v), of Regulation S-K. The Company did not have any disagreements Total Asia Associates and therefore did not discuss any past disagreements with J&S Associate.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit	Description

16.1	Letter from Total Asia Associates Plt., dated March 14, 2022
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Momentum Corporation

Date: March 14, 2022	By:	/s/ Leung Tin Lung David
	Name:	Leung Tin Lung David
	Title:	President (principal executive officer, principal financial officer and principal accounting officer)

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